DFA INVESTMENT DIMENSIONS GROUP INC.
Emerging Markets Portfolio
Emerging Markets Core Equity Portfolio
Emerging Markets Social Core Equity Portfolio
Emerging Markets Sustainability Core 1 Portfolio

DIMENSIONAL INVESTMENT GROUP INC.
Emerging Markets Portfolio II

DIMENSIONAL ETF TRUST
Dimensional Emerging Core Equity Market ETF

SUPPLEMENT TO THE SUMMARY PROSPECTUSES
OF THE PORTFOLIOS LISTED ABOVE

The purpose of this Supplement to the Summary Prospectuses dated February 28, 2021, of the portfolios listed above (each, a “Portfolio”), is to incorporate the enhancement discussed below. Accordingly, the Summary Prospectuses are revised as follows:

1.	The following is added to the China Investments Risk under the “Principal Risks” section of each Summary Prospectus:

The Portfolio may also invest in special structures that utilize contractual arrangements to provide exposure to certain Chinese companies, known as variable interest entities (“VIEs”), that operate in sectors in which China restricts and/or prohibits foreign investments. It is uncertain whether the Chinese government will withdraw its implicit acceptance of VIEs, or whether Chinese courts or arbitration bodies would enforce the contractual rights of foreign investors, which would likely have significant, detrimental, and possibly permanent losses on the value of such investments.

The date of this Supplement is December 7, 2021

SUPP120721-DFEMX/DFCEX/DFESX/DESIX/DFETX/DFAE